UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

March 07,2007
Date of Report (Date of Earliest Event Reported)


 Nomura Home Equity Loan, Inc.,Home Equity Loan Trust, Series 2007-1 (Exact name of issuing entity as specified in its charter)


 Nomura Credit & Capital, Inc.
(Exact name of Sponsor as specified in its charter)


Normura Home Equity Loan, Inc.
(Exact name of Depositor as specified in its charter)


New York              333-132109-07
(State or Other       (Commission               54-2198599
Juridiction of         File Number)             54-2198600
Incorporation)                                  54-2198833
                                                54-2198834
                                                54-2198835
                                                54-2198836
                                                54-2198837
                                                54-2198838
                                                54-2198839
                                                54-2198601
                                                54-2198602
                                                54-2198603
                                                (IRS Employer
                                                Identification No)


c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 6 - Asset-Backed Securities

Item 6.04 - Failure to Make a Required Distribution.

On March 7, 2007 the Securities Administrator became aware of a distribution error with respect to the February 26, 2007 distributions on Nomura Home
Equity Loan, Inc., Home Equity Loan Trust, Series 2007-1, Class II-1-A,
Class II-2-A-1A, Class II-2-A-1B and Class II-2-A-2 Certificates. Due to an administrative error by the Securities Administrator, relating to the allocation of funds received in connection with the Group II Mortgage Loan subgroups, the Class II-1-A, Class II-2-A-1A, Class II-2-A-1B and
Class II-2-A-2 Certificates were not paid the correct amount of principal. Notification of these errors and of the corrected distribution amounts was made to investors on March 9, 2007, and the holders of those classes will receive revised distribution amounts prior to the March 26, 2007 distribution. The corrected distribution amounts will be reflected in the report on Form 10-D to be filed with respect to the February 26, 2007 Distribution Date.
Please see Exhibit 99.1 for a breakdown of the affected classes and dollar amounts.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Nomura Home Equity Loan, Inc.,Home Equity Loan Trust, Series 2007-1 (Issuing Entity)

By:  Wells Fargo Bank, N.A. as Master Servicer
By: /s/ Kelly Rentz
By: Kelly Rentz, Officer
Date: March 13, 2007



Exhibit Index

Exhibit Number                 Description

          EX-99.1              Breakdown of affected classes and dollar amounts


     EX-99.1

     Breakdown of the affected classes and dollar amounts

Class     Original Payment    Correct Payment      Over Payment/(Under Payment)
II-1-A       2,964,678.12        215,909.33              2,748,768.79
II-2-A-1A      127,760.64       1,754,297.39            (1,626,536.75)
II-2-A-1B       14,195.63          194,921.93             (180,726.30)
II-2-A-2        73,953.06        1,015,458.80             (941,505.74)

Total                                                          0.00